IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OKLAHOMA FIREFIGHTERS PENSION & RETIREMENT SYSTEM, derivatively on behalf of CANNAE HOLDINGS, INC., Plaintiff, v. WILLIAM P. FOLEY, II, HUGH R. HARRIS, C. MALCOLM HOLLAND, FRANK R. MARTIRE, JR., RICHARD N. MASSEY, ERIKA MEINHARDT, JAMES B. STALLINGS, FRANK P. WILLEY, BRENT B. BICKETT, RICHARD L. COX, MICHAEL GRAVELLE, and TRASIMENE CAPITAL MANAGEMENT, LLC, Defendants, and CANNAE HOLDINGS, INC., Nominal Defendant. C.A. No. 2020-0801-KSJM STIPULATION AND [PROPOSED] ORDER REGARDING NOTICE WHEREAS, on February 1, 2021, the Court entered an Order in this action (the “Action”), which, among other things, (i) voluntarily dismissed as moot Count VI (“Count VI”) of Plaintiff’s First Amended Verified Stockholder Class Action and Derivative Complaint (the “Amended Complaint”), which count included breach of fiduciary duty claims against the individual director defendants (“Defendants”) GRANTED

2 concerning the termination provisions in the Management Services Agreement between and among Cannae Holdings, Inc. (“Cannae”), Cannae Holdings, LLC, and Trasimene Capital Management LLC (the “MSA”), and (ii) retained jurisdiction with respect to Count VI solely for the purpose of determining Plaintiff’s counsel’s anticipated application for an award of attorneys’ fees and reimbursement of expenses (the “Plaintiff’s Mootness Fee Application”); WHEREAS, the parties have reached an agreement to resolve Plaintiff’s Mootness Fee Application; WHEREAS, Defendants have denied and continue to deny the allegations and claims in the Action concerning the termination provisions in the MSA; WHEREAS, Defendants agreed to resolve Plaintiff’s Mootness Fee Application solely to avoid the cost and litigation risk associated with opposing Plaintiff’s Mootness Fee Application; WHEREAS, the Court requires the parties to provide notice to stockholders concerning any agreed-upon payment of attorneys’ fees and expenses in circumstances where the underlying claims are dismissed as moot; and WHEREAS, the Court has not passed (and will not pass) judgment on the amount of the payment to be made in respect of Plaintiff’s Mootness Fee Application;

3 NOW, THEREFORE, IT IS HEREBY ORDERED this ___ day of ______________________, 2021 that: 1. Cannae shall attach this Stipulation and Order Regarding Notice (the “Order”) as an exhibit to a Form 8-K (substantially in the form attached hereto as Exhibit A) that Cannae will file with the United States Securities and Exchange Commission within four (4) business days following the entry of this Order. The filing by Cannae of this Order as an attachment to a Form 8-K constitutes adequate notice for purposes of Rule 23(e) (the “Notice”). 2. Defendants’ counsel shall file with the Court an affidavit that the Notice has been made in accordance with Paragraph 1 above no later than five (5) business days after the Notice has been publicly filed (the “Affidavit”); 3. Upon the filing of the Affidavit: a. The Register in Chancery is directed to close the Action on the docket solely with respect to Plaintiff’s claims in Count VI of the Amended Complaint; and b. The Court will no longer retain jurisdiction with respect to Count VI. 4. Within five (5) business days of the date of the entry of this Order, Defendants shall cause Cannae, or its designee, to pay Plaintiff’s counsel $1,100,000 in full satisfaction of Plaintiff’s Mootness Fee Application. The foregoing payment

4 shall fully satisfy and resolve Plaintiff’s Mootness Fee Application, and Plaintiff’s counsel shall not seek any additional fees, expenses, or costs related to the mooting of Count VI of the Amended Complaint from any source. Of Counsel: Marisa DeMato John Vielandi David MacIsaac LABATON SUCHAROW LLP 140 Broadway New York, New York 10020 (212) 907-0700 Jeremy Friedman David F.E. Tejtel FRIEDMAN OSTER & TEJTEL PLLC 493 Bedford Center Road, Suite 2D Bedford Hills, New York 10507 (888) 529-1108 LABATON SUCHAROW LLP /s/ Ned Weinberger Ned Weinberger (Bar No. 5256) 300 Delaware Avenue, Suite 1340 Wilmington, Delaware 19801 (302) 573-2540 Attorneys for Plaintiff Oklahoma Firefighters Pension & Retirement System

5 Of Counsel: John A. Neuwirth Stephen A. Radin Evert J. Christensen, Jr. (Bar No. 4996) WEIL, GOTSHAL & MANGES LLP 767 Fifth Avenue New York, New York 10153 (212) 310-8000 ROSS ARONSTAM & MORITZ LLP /s/ Bradley R. Aronstam Bradley R. Aronstam (Bar No. 5129) S. Michael Sirkin (Bar No. 5389) 100 S. West Street, Suite 400 Wilmington, Delaware 19801 (302) 576-1600 Attorneys for Defendants William P. Foley, II, Hugh R. Harris, C. Malcolm Holland, Frank R. Martire, Jr., Richard N. Massey, Erika Meinhardt, James B. Stallings, Frank P. Willey, Brent B. Bickett, Richard L. Cox, Michael Gravelle, Trasimene Capital Management, LLC and Nominal Defendant Cannae Holdings, Inc. Dated: September 17, 2021 Chancellor Kathaleen St. Jude McCormick

This document constitutes a ruling of the court and should be treated as such. Court: DE Court of Chancery Civil Action Judge: Kathaleen St Jude McCormick File & Serve Transaction ID: 66942915 Current Date: Sep 22, 2021 Case Number: 2020-0801-KSJM Case Name: STAYED 9.10.2021/CONF ORD/Oklahoma Firefighters Pension & Retirement System v. William P. Foley, et al. and Cannae Holdings, Inc. Court Authorizer: Kathaleen St Jude McCormick /s/ Judge Kathaleen St Jude McCormick